LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EUROPEAN EQUITY FUND

January 4, 1999

Dear Shareholder:

In a period plagued by increased volatility in global equity markets, we are pleased to report that the J.P. Morgan European Equity Fund produced a strong return for the 11 month period ended November 30, 1998. The fund, however, was unable to beat its benchmark, the MSCI Europe Index. The fund returned 15.51% for the period, compared to a 23.15% gain posted by the MSCI Europe Index.

The fund's net asset value increased from $13.35 per share on December 31, 1997 to $15.42 on November 30, 1998. The fund's net assets were approximately $14.9 million at the end of the reporting period. The net assets of The European Equity Portfolio, in which the fund invests, totaled approximately $27.3 million on November 30, 1998.

The report that follows includes an interview with Nigel F. Emmett, a member of the portfolio management team for The European Equity Portfolio. This interview is designed to answer commonly asked questions about the fund and elaborate on what happened during the reporting period.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert
Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . .1     FUND FACTS AND HIGHLIGHTS. . . . .6
FUND PERFORMANCE . . . . . . . . .2     FINANCIAL STATEMENTS . . . . . . .8
PORTFOLIO MANAGER Q&A. . . . . . .3
------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on February 29, 1996*, would have grown to $16,605 on November 30, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

[GRAPH]

GROWTH OF $10,000 SINCE INCEPTION*
FEBRUARY 29, 1996 - NOVEMBER 30, 1998


            J.P. Morgan European                           Lipper European Region
            Equity Fund            MSCI Europe Index       Funds Average
            --------------------   -----------------       ----------------------
Jan-92      $10,000                $10,000                 $10,000
            $10,344                $10,272                 $10,652
            $10,516                $10,559                 $10,754
Nov-30      $11,510                $11,590                 $11,623
            $11,855                $12,003                 $12,102
            $12,697                $12,856                 $12,664
            $13,062                $13,324                 $13,038
Oct-93      $13,822                $14,111                 $13,610
            $16,056                $16,427                 $15,527
            $17,649                $18,302                 $17,806
            $15,507                $16,494                 $15,578
Oct-94      $16,605                $18,012                 $16,386


PERFORMANCE                               TOTAL RETURNS                        AVERAGE ANNUAL TOTAL RETURNS
                                          -------------------------------      ----------------------------
                                          THREE        SIX        ELEVEN       ONE       SINCE
AS OF NOVEMBER 30, 1998                   MONTHS       MONTHS     MONTHS       YEAR      INCEPTION*
-------------------------------------------------------------------------      ----------------------------
J.P. Morgan European Equity Fund            7.08%      -5.92%     15.51%       20.13%    20.25%
MSCI Europe Index                           9.20%      -1.58%     23.15%       27.65%    23.86%
Lipper European Region Funds Average        5.31%      -7.91%     18.28%       20.73%    18.73%

AS OF SEPTEMBER 30, 1998
-------------------------------------------------------------------------      ----------------------------
J.P. Morgan European Equity Fund          -18.16%     -14.54%      1.27%        1.53%    15.65%
MSCI Europe Index                         -14.42%     -10.01%      8.26%        8.34%    19.47%
Lipper European Region Funds Average      -17.24%     -12.08%      5.96%        3.37%    15.14%

* J.P. MORGAN EUROPEAN EQUITY FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND FROM FEBRUARY 29, 1996 THROUGH MAY 13, 1996 (THE FUND'S INCEPTION).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH MEASURES EUROPEAN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on December 15, 1998 and reflects Nigel's views on that date.

THE VOLATILITY IN GLOBAL EQUITY MARKETS OVER THE ANNUAL REPORTING PERIOD HIT RECORD LEVELS. NO DOUBT, IT WAS A VERY DIFFICULT TIME IN WHICH TO INVEST. HOW DID THE PORTFOLIO'S MANAGEMENT TEAM NAVIGATE THROUGH THE PAST YEAR?

NE: All the extremes in volatility really started in 1997, beginning with the Asian crisis. While Asia's currency crisis actually started in the summer of 1997, it wasn't really until the fourth quarter of 1997 when its impact was felt globally. Equity markets everywhere came under siege, including even the more stable markets such as the U.S. and Europe.

During the first quarter of 1998, however, we saw some recovery in the markets as some of the panic of the fourth quarter calmed and stability returned. The quarter was notable, from a performance perspective, for the strong results turned in by Europe as a whole. The fund then gained back some ground and was able to reverse the weaker performance it posted at the end of 1997.

WHAT, IN GENERAL, WAS BEHIND EUROPE'S RELATIVE SUCCESS?

NE: First, at the economic level, domestic demand in Europe continued to improve at a faster rate than anyone would have expected. Thus, we saw the European economies rebound. While European economic growth is now slowing to moderate levels, it still has the potential for stronger growth relative to the U.S., for example.

Secondly, the benefits of restructuring, both past and current, have positively impacted many European corporations. For many years, you had an environment where European companies didn't focus on delivering return to shareholders. Even five years ago, if you visited large European companies, all that management wanted to talk about was sales growth. Perspective, however, has recently changed. More and more companies are now focusing on margins and shareholder value, and have restructured as a result. This change in perspective has helped earnings and, therefore, equity market returns.

So through the first half of the reporting period, fund performance had been moving steadily along as a result of relatively good economic growth and the positive results of restructuring.

THEN WE MOVED INTO THE SUMMER OF 1998, AND MORE TURMOIL.

NE: That's right. The next distinctive period within the year occurred in mid-August when we saw another financial crisis, this time in Russia. A renewed wave of risk aversion once again flooded the markets and extremes in volatility returned. European markets were badly hurt during this period, as sentiment was negatively impacted by problems in emerging markets.

Also, by then it had become painfully obvious that problems in Japan were not going away and were, in fact, worse than anyone expected. The Japanese banking crisis unrolled into an ugly mess, with non-performing loans and bankruptcies increasing.

GOING BACK TO EUROPE, HOW WILL EMU AFFECT THE PORTFOLIO?

NE: January 1, 1999 brought a significant event for international investors: the start of Europe's Economic and Monetary Union (EMU). EMU represents the effort to replace the separate currencies of eleven major European countries (Germany, France, Belgium, the Netherlands, Luxembourg, Italy, Ireland, Spain, Portugal, Austria, and Finland) with a single currency, the euro. While EMU occurred after the fund's reporting period, we have already adjusted our perspective to better position the fund for this event.

More recently, and going forward, our portfolio construction within continental Europe will have more of a focus on identifying the most attractive stocks within an industry across the region, rather than within each individual country. With 11 of the 15 European Union countries having adopted the euro, market correlation has risen and in all likelihood it will continue to do so.

Thus, the ability to add value in continental Europe through country allocation has declined and we expect our fundamental research driven process to become even more important going forward.

HOW DID THE FUND PERFORM DURING ITS ANNUAL REPORTING PERIOD?

Unfortunately, the fund under performed its benchmark, the MSCI Europe Index. While the fund benefited from overweight positions in continental Europe, as well as from positive stock selections in the U.K., the extremes in sentiment and indiscriminate selling that occurred on the back of Russia's crisis often brought the values of otherwise sound investments down with the bad.

Additionally, much of the panic investing that occurred during the period resulted in investors flocking to very large, recognizable names which were often already overpriced. With the market rewarding what we considered overvalued investments, hurt the fund's performance as well.

However, we felt, and still feel, it is important to stick to our style and ride out volatility. We are confident our extensive research has positioned the portfolio in high-quality, undervalued opportunities that will eventually be recognized and rewarded by the market.

WHAT IS YOUR OUTLOOK FOR THE NEXT THREE MONTHS? IS IT PERCEIVED THAT EMU WILL BE POSITIVE FOR EUROPEAN EQUITIES?

NE: Overall, we are optimistic about the future prospects for European equities as compared to the U.S., which is toward the end of its expansion phase. While economic growth is slowing and earnings estimates are being revised downward, Europe still provides some of the best opportunities in the international equity universe.

Regarding EMU, we believe it will provide a strong incentive for European companies to continue to restructure and reduce their costs. Which in the long run, should prove very positive for returns.

We continue to overweight continental Europe in general, and France in particular. We remained underweight in the U.K. We also believe J.P. Morgan's robust research capabilities are key in focusing the portfolio in those under-researched, undervalued securities likely to reward investors in the future.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in 14 European countries. As an international/investment, the fund is subject to foreign market, political and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
5/13/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/98
$14,901,550

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 11/30/98
$27,279,773

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98

EXPENSE RATIO
The fund's current annualized expense ratio of 1.42% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1998

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]


UNITED KINGDOM                     31.1%
GERMANY                            15.0%
FRANCE                             12.8%
SWITZERLAND                        10.6%
NETHERLANDS                         8.7%
ITALY                               5.6%
SWEDEN                              5.3%
SPAIN                               2.2%
SHORT-TERM & OTHER INVESTMENTS      8.7%

                                            % OF TOTAL
LARGEST HOLDINGS                           INVESTMENTS
------------------------------------------------------
TELECOM ITALIA SPA-RNC (ITALY)                    2.9%
NESTLE SA (SWITZERLAND)                           2.5%
LLOYDS TSB GROUP PLC (UNITED KINGDOM)             2.5%
GLAXO WELLCOME PLC(UNITED KINGDOM)                2.4%
VIVENDI (FRANCE)                                  2.3%
TOTAL SA, B SHARES (FRANCE)                       2.1%
ROCHE HOLDING AG (SWITZERLAND)                    2.1%
UBS AG (SWITZERLAND)                              2.1%
COMPAGNIE FINANCIERE DE PARIBAS (FRANCE)          2.1%
ZURICH ALLIED AG (SWITZERLAND)                    1.9%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $14,908,512
Receivable for Expense Reimbursements                   20,834
Receivable for Shares of Beneficial Interest Sold        9,940
Deferred Organization Expenses                             207
Prepaid Expenses and Other Assets                       41,762
                                                   -----------
    Total Assets                                    14,981,255
                                                   -----------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              43,984
Shareholder Servicing Fee Payable                        2,999
Administrative Services Fee Payable                        334
Administration Fee Payable                                  25
Accrued Trustees' Fees and Expenses                         23
Fund Services Fee Payable                                   14
Accrued Expenses                                        32,326
                                                   -----------
    Total Liabilities                                   79,705
                                                   -----------
NET ASSETS
Applicable to 966,089 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $14,901,550
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $15.42
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $14,595,992
Undistributed Net Investment Income                    111,101
Accumulated Net Realized Loss on Investment and
  Foreign Currency Contracts and Transactions         (212,343)
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations          406,800
                                                   -----------
    Net Assets                                     $14,901,550
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $47,216)                                 $230,254
Allocated Interest Income (Net of Foreign
  Withholding Tax of $136)                                      45,635
Allocated Portfolio Expenses (Net of
  Reimbursement of $27,640)                                   (103,034)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                172,855
FUND EXPENSES
Shareholder Servicing Fee                          $ 29,634
Transfer Agent Fees                                  23,199
Registration Fees                                    21,346
Printing Expenses                                    15,246
Professional Fees                                    11,428
Administrative Services Fee                           3,400
Fund Services Fee                                       336
Administration Fee                                      246
Line of Credit Expenses                                 201
Amortization of Organization Expenses                    73
Insurance Expense                                        35
Trustees' Fees and Expenses                              10
Miscellaneous                                         5,064
                                                   --------
    Total Fund Expenses                             110,218
Less: Reimbursement of Expenses                     (44,935)
                                                   --------
NET FUND EXPENSES                                               65,283
                                                              --------
NET INVESTMENT INCOME                                          107,572
NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                              (202,822)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                        277,635
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $182,385
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE ELEVEN      FOR THE FISCAL
                                                     MONTHS ENDED         YEAR ENDED
                                                   NOVEMBER 30, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        107,572    $         32,567
Net Realized Gain (Loss) on Investment and
  Foreign Currency Transactions Allocated from
  Portfolio                                                (202,822)            633,126
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio            277,635              (6,115)
                                                   -----------------   -----------------
    Net Increase in Net Assets Resulting from
      Operations                                            182,385             659,578
                                                   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                            --             (23,767)
Net Realized Gain                                                --            (232,832)
                                                   -----------------   -----------------
    Total Distributions to Shareholders                          --            (256,599)
                                                   -----------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         18,370,344           7,854,918
Reinvestment of Dividends and Distributions                      --             235,595
Cost of Shares of Beneficial Interest Redeemed           (8,482,921)         (5,733,707)
                                                   -----------------   -----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                 9,887,423           2,356,806
                                                   -----------------   -----------------
    Total Increase in Net Assets                         10,069,808           2,759,785
NET ASSETS
Beginning of Period                                       4,831,742           2,071,957
                                                   -----------------   -----------------
End of Period (including undistributed net
  investment income of $111,101 and distributions
  in excess of net investment income of $644,
  respectively)                                    $     14,901,550    $      4,831,742
                                                   -----------------   -----------------
                                                   -----------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                  FOR THE PERIOD
                                                                                                   MAY 13, 1996
                                                                                                 (COMMENCEMENT OF
                                                      FOR THE ELEVEN         FOR THE FISCAL       OPERATIONS) TO
                                                       MONTHS ENDED            YEAR ENDED          DECEMBER 31,
                                                    NOVEMBER 30, 1998      DECEMBER 31, 1997           1996
                                                   --------------------   --------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $             13.35    $             11.61    $         10.00
                                                   --------------------   --------------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                             0.12                   0.10               0.01
Net Realized and Unrealized Gain on Investment
  and Foreign Currency Transactions                               1.95                   2.45               1.60
                                                   --------------------   --------------------   ----------------
Total from Investment Operations                                  2.07                   2.55               1.61
                                                   --------------------   --------------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                               --                  (0.07)                --
Net Realized Gain                                                   --                  (0.74)              0.00(a)
                                                   --------------------   --------------------   ----------------
Total Distributions to Shareholders                                 --                  (0.81)              0.00(a)
                                                   --------------------   --------------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $             15.42    $             13.35    $         11.61
                                                   --------------------   --------------------   ----------------
                                                   --------------------   --------------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                     15.51%(b)               22.10%            16.10%(b)
Net Assets, End of Period (in thousands)           $            14,902    $             4,832    $         2,072
Ratios to Average Net Assets
  Net Expenses                                                    1.42%(c)                1.42%             1.42%(c)
  Net Investment Income                                           0.91%(c)                0.91%             0.29%(c)
  Expenses without Reimbursement                                  2.03%(c)                3.78%             2.50%(d)

------------------------
(a) Less than 0.01.

(b) Not Annualized.

(c) Annualized.

(d) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan European Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on May 13, 1996. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont European Equity Fund, respectively. At a meeting on November 12, 1998, the trustees elected to change the fund's fiscal year end from December 31 to November 30.

The fund invests all of its investable assets in The European Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 55% at November 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $5,800. The fund has agreed to reimburse Morgan for these costs which were deferred and are amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the eleven months ended November 30, 1998 was to increase undistributed net investment income by $4,173, decrease accumulated net realized loss on investment and foreign currency transactions by $557,619 and decrease paid-in capital by $561,792. The adjustments are attributable to foreign currency losses and net realized gain on transfer of securities as discussed in Note 5 of the portfolio's Notes to Financial Statements which are included elsewhere in this report. Net investment income, net realized losses and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward of $157,363 at November 30, 1998, which will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   i) For federal income tax purposes, the fund incurred approximately $54,525 of realized foreign currency losses and $16,425 of realized capital losses in the period from November 1, 1998 to November 30, 1998. These losses were deferred for tax purposes until the first day of the next taxable year.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Fund Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the eleven months ended November 30, 1998, the fee for these services amounted to $246.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the eleven months ended November 30, 1998, the fee for these services amounted to $3,400.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.42% of the average daily net assets of the fund through April 30, 1999. For the eleven months ended November 30, 1998, J.P. Morgan has agreed to reimburse the fund $44,935 for the expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after April 30, 1999 at the option of J.P. Morgan.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the eleven months ended November 30, 1998, the fee for these services amounted to $29,634.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $336 for the eleven months ended November 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $70.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                      FOR THE ELEVEN         FOR THE FISCAL
                                                       MONTHS ENDED            YEAR ENDED
                                                    NOVEMBER 30, 1998      DECEMBER 31, 1997
                                                   --------------------   --------------------
Shares sold......................................            1,151,414                593,735
Reinvestment of dividends and distributions......          --                          17,889
Shares redeemed..................................             (547,192)              (428,149)
                                                   --------------------   --------------------
Net Increase.....................................              604,222                183,475
                                                   --------------------   --------------------
                                                   --------------------   --------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and the portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at November 30, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan European Equity Fund
(formerly The JPM Pierpont European Equity Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
J. P. Morgan European Equity Fund (one of the series constituting part of the J.P. Morgan Funds (formerly The JPM Pierpont Funds), hereafter referred to as the "fund") at November 30, 1998, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and for the year ended December 31, 1997, and the financial highlights for the eleven months then ended, for the year ended December 31, 1997 and for the period May 13, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 19, 1999

J.P. MORGAN EUROPEAN EQUITY FUND
SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,692,335,831      18,884,648       --
  William G. Burns...............................  2,692,395,937      18,824,542       --
  Arthur C. Eschenlauer..........................  2,691,798,990      19,421,489       --
  Matthew Healey.................................  2,692,393,425      18,827,054       --
  Michael P. Mallardi............................  2,692,488,290      18,732,189       --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......        383,675           5,216         4,308
  b. Relating to concentration of assets.........        382,971           5,721         4,507
  c. Relating to issuance of senior securities...        383,675           5,216         4,308
  d. Relating to borrowing.......................        383,846           5,216         4,137
  e. Relating to underwriting....................        383,675           5,216         4,308
  f. Relating to investment in real estate.......        385,738           3,125         4,336
  g. Relating to commodities.....................        383,675           5,216         4,308
  h. Relating to lending.........................        385,649           3,242         4,308
  i.Reclassification of other restrictions as
      nonfundamental.............................        384,550           4,142         4,507
3. Reclassification of investment objectives.....        383,936           4,756         4,507
4. Investment advisory agreement.................        401,159           1,772         4,308
5. Dollar-based voting rights....................  2,645,059,081      16,807,551    47,376,755
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,682,031,391       4,303,418    24,885,671

The European Equity Portfolio
Annual Report November 30, 1998
(The following pages should be read in conjunction with the J.P. Morgan European Equity Fund
Annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
COMMON STOCK (95.4%)
AUSTRIA (0.7%)
Bank Austria AG (Banking)........................      4,200   $    199,479
                                                               ------------

BELGIUM (1.0%)
PetroFina SA (Oil-Production)....................        700        285,898
                                                               ------------

DENMARK (1.0%)
Danisco A/S (Food, Beverages & Tobacco)..........      2,000        103,568
GN Store Nord A/S
  (Telecommunications-Equipment).................      5,000        158,680
                                                               ------------
                                                                    262,248
                                                               ------------

FINLAND (0.3%)
MeritaNordbanken Oyj (Banking)...................     15,534         90,634
                                                               ------------

FRANCE (12.6%)
Carrefour SA (Retail)............................        186        132,009
Castorama Dubois Investissments (Retail).........        479         97,131
Compagnie de Saint Gobain SA (Building
  Materials).....................................        953        141,155
Compagnie Financiere de Paribas (Financial
  Services)......................................      6,215        555,614
Elf Aquitaine SA (Oil-Services)..................      2,700        337,547
Lagardere S.C.A. (Multi - Industry)..............      2,750        112,256
Rhodia SA (Chemicals)+...........................      6,826        107,183
Rhone-Poulenc SA, A Shares (Pharmaceuticals).....      3,500        174,963
SEB SA (Household Products)......................      1,400        133,058
Societe Generale, A Shares (Banking).............        751        118,651
STMicroelectronics NV (Electronics)+.............      4,151        291,313
Total SA, B Shares (Oil-Services)................      4,611        573,203
Union des Assurances Federales (Insurance).......        367         48,729
Vivendi (Utilities)..............................      2,727        618,373
                                                               ------------
                                                                  3,441,185
                                                               ------------

GERMANY (13.8%)
Adidas - Salomon AG (Apparels & Textiles)........        700         76,592
BASF AG (Chemicals)..............................      8,900        337,939
Bayerische Hypo-Und Vereinsbank AG (Banking).....      3,398        295,028

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
GERMANY (CONTINUED)

Bilfinger & Berger Bau AG (Construction &
  Housing).......................................      4,890   $    108,456
Continental AG (Automotive)......................      3,824         94,086
Deutsche Bank AG (Banking).......................      1,400         86,694
Deutsche Lufthansa AG (Airlines).................      4,480         98,303
Fresenius Medical Care AG (Medical Supplies).....      2,800        173,884
Hochtief AG (Construction & Housing).............      2,000         77,775
Karstadt AG (Retail).............................        400        188,079
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................      1,056        487,160
RWE AG (Utilities)...............................      6,200        329,109
SAP AG (Computer Software).......................        300        136,269
Schering AG (Pharmaceuticals)....................      1,500        186,305
SGL Carbon AG (Chemicals)........................      2,550        151,120
Siemens AG (Electrical Equipment)................      5,200        362,910
VEBA AG (Utilities)..............................      8,500        472,563
Volkswagen AG (Automotive).......................      1,198         97,780
                                                               ------------
                                                                  3,760,052
                                                               ------------

IRELAND (1.1%)
CRH PLC (Building Materials).....................      5,565         84,620
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................     16,647         73,371
Irish Life PLC (Insurance).......................      9,188         79,642
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................     32,726         64,427
                                                               ------------
                                                                    302,060
                                                               ------------

ITALY (5.5%)
Assicurazioni Generali SPA (Insurance)...........      6,300        235,947
Banca Fideuram SPA (Financial Services)..........     38,758        230,351
Bayerische Vita SPA (Insurance)+.................     15,700         91,903
Mediaset SPA (Broadcasting & Publishing).........     21,400        151,474
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................    125,800        788,246
                                                               ------------
                                                                  1,497,921
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
NETHERLANDS (8.6%)
ASM Lithography Holding NV (Semiconductors)+.....      7,800   $    227,874
Heineken NV (Food, Beverages & Tobacco)..........      4,100        208,809
ING Groep NV (Financial Services)................      3,790        217,670
Koninklijke Ahold NV (Retail)....................      4,400        153,007
KPN NV (Telecommunication Services)..............      5,389        233,189
Laurus NV (Retail)...............................     10,581        263,612
Philips Electronics NV (Electronics).............      6,518        413,661
Royal Dutch Petroleum Co. (Oil-Services).........      1,698         81,579
TNT Post Group NV (Transport & Services).........      7,351        185,454
Unilever NV (Food, Beverages & Tobacco)..........      1,600        125,460
Vedior NV (Business & Public Services)...........      3,703         75,747
Vendex NV (Retail)...............................      6,830        161,205
                                                               ------------
                                                                  2,347,267
                                                               ------------
NORWAY (0.8%)
Norsk Hydro ASA (Oil-Services)...................      2,700        101,641
Nycomed Amersham PLC (Medical Supplies)..........     18,370        123,049
                                                               ------------
                                                                    224,690
                                                               ------------

PORTUGAL (1.4%)
Banco Pinto & Sotto Mayor SA (Banking)...........      8,580        156,900
Portugal Telecom SA (Telecommunications).........      5,100        222,170
                                                               ------------
                                                                    379,070
                                                               ------------

SPAIN (2.2%)
ACS, Actividades de Construccion y Servicios SA
  (Construction & Housing).......................      3,000        104,879
Banco Popular Espanol SA (Banking)...............      3,580        263,747
Endesa SA (Electric).............................      8,500        222,425
                                                               ------------
                                                                    591,051
                                                               ------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------

SWEDEN (5.3%)
ABB AB, A Shares (Machinery).....................     22,000   $    238,644
Autoliv, Inc. (SDR) (Automotive Supplies)........     11,310        409,181
Skandia Forsakrings AB (Insurance)...............      9,078        129,246
SKF AB, B Shares (Capital Goods).................      6,700         86,718
Stora Kopparbergs Bergslags Aktiebolag, A Shares
  (Forest Products & Paper)......................     21,100        260,092
Svenska Handelsbanken (Banking)..................      3,600        145,553
Volvo AB, B Shares (Automotive)..................      6,996        162,988
                                                               ------------
                                                                  1,432,422
                                                               ------------

SWITZERLAND (10.4%)
Nestle SA (Food, Beverages & Tobacco)............        320        666,909
Novartis AG (Pharmaceuticals)....................         95        178,872
Roche Holding AG (Pharmaceuticals)...............         48        565,723
Swisscom AG (Telecommunication Services)+........      1,100        371,543
UBS AG (Banking).................................      1,845        556,883
Zurich Allied AG (Insurance).....................        700        501,547
                                                               ------------
                                                                  2,841,477
                                                               ------------

UNITED KINGDOM (30.7%)
Allied Zurich PLC (Insurance)+...................     10,200        145,633
Arriva PLC (Diversified Manufacturing)...........      9,100         62,485
Barclays PLC (Banking)...........................      6,300        142,983
Bass PLC (Food, Beverages & Tobacco).............      7,018         96,842
Billiton PLC (Metals & Mining)...................     56,000        122,475
British Airways PLC (Airlines)...................     11,600         78,503
British American Tobacco PLC (Food, Beverages &
  Tobacco).......................................      7,500         68,799
British Petroleum Co. PLC (Oil-Services).........     29,458        460,220
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)..................................     19,700        162,909
British Telecommunications PLC
  (Telecommunications)...........................     27,400        375,606
Burmah Castrol PLC (Oil-Production)..............      2,078         30,252
Cable & Wireless PLC (Telecommunications)........     27,100        344,431

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UNITED KINGDOM (CONTINUED)
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................      9,500   $    142,694
Compass Group PLC (Food, Beverages & Tobacco)....     10,600        111,802
Diageo PLC (Food, Beverages & Tobacco)...........     21,070        236,144
General Electric Co. PLC (Electrical
  Equipment).....................................      7,600         62,158
Glaxo Wellcome PLC (Pharmaceuticals).............     20,000        632,840
Glynwed International PLC (Metals & Mining)......     33,421         92,677
Great Universal Stores PLC (Retail)..............     16,200        168,594
Hanson PLC (Building Materials)..................     21,200        157,467
HSBC Holdings PLC (75p) (Banking)................     12,000        324,838
Kingfisher PLC (Retail)..........................     16,900        161,234
Lloyds TSB Group PLC (Banking)...................     47,760        664,165
LucasVarity PLC (Automotive Supplies)............     33,300        114,327
MEPC PLC (Real Estate)...........................      7,751         52,455
MFI Furniture Group PLC (Household Products).....     54,892         30,806
National Power PLC (Electric)....................     17,990        153,223
Northern Rock PLC (Financial Services)...........     16,000        152,185
Nycomed Amersham PLC (Medical Supplies)..........      5,704         37,660
Ocean Group PLC (Transport & Services)...........      7,000         86,657
Pearson PLC (Broadcasting & Publishing)..........      6,000        107,949
Pilkington PLC (Building Materials)..............     71,000         76,175
PowerGen PLC (Electric)..........................      8,800        121,649
Premier Farnell PLC (Electronics)................     12,500         37,139
Prudential Corp. PLC (Insurance).................     13,700        199,901
Racal Electronic PLC
  (Telecommunications-Equipment).................     12,500         65,199
Rank Group PLC (Entertainment, Leisure &
  Media).........................................     14,600         54,704
Reed International PLC (Broadcasting &
  Publishing)....................................      6,000         47,240
Royal & Sun Alliance Insurance Group PLC
  (Insurance)....................................     27,500        229,681
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UNITED KINGDOM (CONTINUED)

Royal Bank of Scotland Group PLC (Banking).......      9,500   $    143,165
Sainsbury (J.) PLC (Retail)......................     24,307        203,615
Shell Transport & Trading Co. (Oil-Services).....     12,700         76,618
Siebe PLC (Diversified Manufacturing)............     12,700         45,751
SmithKline Beecham PLC (Pharmaceuticals).........     26,600        326,661
Thomson Travel Group PLC (Transport &
  Services)......................................     15,300         36,871
TI Group PLC (Diversified Manufacturing).........      8,200         46,696
Tomkins PLC (Multi - Industry)...................     35,700        165,583
Unilever PLC (Food, Beverages & Tobacco).........     17,100        177,960
Vickers PLC (Capital Goods)......................     16,166         46,963
Vodafone Group PLC (Telecommunications)..........     23,800        351,594
Zeneca Group PLC (Pharmaceuticals)...............      8,104        337,087
                                                               ------------
                                                                  8,371,265
                                                               ------------
  TOTAL COMMON STOCK (COST $24,113,057)..........                26,026,719
                                                               ------------

PREFERRED STOCK (1.0%)
GERMANY (1.0%)
ProSieben Media AG (Broadcasting & Publishing)...      2,217        106,603
RWE AG (Utilities)...............................      2,800         96,879
Volkswagen AG (Automotive).......................      1,489         76,177
                                                               ------------
                                                                    279,659
                                                               ------------
  TOTAL PREFERRED STOCK (COST $317,212)..........                   279,659
                                                               ------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
SHORT-TERM INVESTMENTS (2.1%)
TIME DEPOSITS--FOREIGN (1.2%)
State Street Bank Cayman Islands, 2.75% due
  12/01/98 (Banking).............................  $340,000         340,000
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                                   PRINCIPAL
              SECURITY DESCRIPTION                  AMOUNT        VALUE
-------------------------------------------------  ---------   ------------
U.S. TREASURY OBLIGATIONS (0.9%)
United States Treasury Bills, 4.41% (y) due
  02/04/99 (Government Obligations)..............  $240,000    $    237,813
                                                               ------------
  TOTAL SHORT-TERM INVESTMENTS (COST $577,813)...                   577,813
                                                               ------------
TOTAL INVESTMENTS (COST $25,008,082) (98.5%)................
                                                                 26,884,191
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)................
                                                                    395,582
                                                               ------------
NET ASSETS (100.0%).........................................   $ 27,279,773
                                                               ------------
                                                               ------------

------------------------------
Note: Based on the cost of investments of $25,092,455 for federal income tax purposes at November 30, 1998, the aggregate gross unrealized appreciation and depreciation was $3,435,269 and $1,643,533, respectively, resulting in net unrealized appreciation of $1,791,736. All securities, excluding the time deposit, are fully or partially segregated with the custodian as collateral for futures contracts or with broker as initial margin for future contracts. Total market value of securities segregated is $10,548,764.

+ Non-income Producing Security

(y) - Yield to maturity.

SDR - Swedish Depository Receipt

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                        PORTFOLIO
                                                    -----------------
Banking...........................................        13.3%
Pharmaceuticals...................................         8.9%
Insurance.........................................         8.0%
Food, Beverages & Tobacco.........................         7.5%
Oil - Services....................................         6.1%
Retail............................................         5.7%
Utilities.........................................         5.6%
Telecommunication Services........................         5.2%
Telecommunications................................         4.8%
Financial Services................................         4.3%
Electronics.......................................         2.8%
Chemicals.........................................         2.2%
Broadcasting & Publishing.........................         2.1%
Automotive Supplies...............................         1.9%
Electric..........................................         1.8%
Building Materials................................         1.7%
Automotive........................................         1.6%
Electrical Equipment..............................         1.6%
Medical Supplies..................................         1.2%
Forest Products & Paper...........................         1.2%
Oil - Production..................................         1.2%
Transport & Services..............................         1.1%
Construction & Housing............................         1.1%
Multi-Industry....................................         1.0%
Machinery.........................................         0.9%
Government Obligations............................         0.9%
Semiconductors....................................         0.8%
Telecommunications - Equipment....................         0.8%
Metals & Mining...................................         0.8%
Airlines..........................................         0.7%
Household Products................................         0.6%
Diversified Manufacturing.........................         0.6%
Computer Software.................................         0.5%
Capital Goods.....................................         0.5%
Apparels & Textiles...............................         0.3%
Business & Public Services........................         0.3%
Entertainment, Leisure & Media....................         0.2%
Real Estate.......................................         0.2%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $25,008,082 )           $26,884,191
Cash                                                       304
Foreign Currency at Value (Cost $459,054 )             456,444
Receivable for Investments Sold                        278,756
Dividends and Interest Receivable                       26,736
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    14,723
Variation Margin Receivable                              9,647
Receivable for Expense Reimbursement                     8,145
Deferred Organization Expenses                           5,741
Prepaid Administration Fees                                528
Prepaid Trustees' Fees                                      21
Prepaid Expenses and Other Assets                          283
                                                   -----------
    Total Assets                                    27,685,519
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      299,802
Custody Fee Payable                                     46,420
Advisory Fee Payable                                    14,252
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                     8,422
Administrative Services Fee Payable                        610
Fund Services Fee Payable                                   26
Accrued Expenses                                        36,214
                                                   -----------
    Total Liabilities                                  405,746
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $27,279,773
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $103,387 )                                                $ 423,362
Interest Income (Net of Foreign Withholding Tax
  of $262 )                                                      100,938
                                                               ---------
    Investment Income                                            524,300
EXPENSES
Advisory Fee                                       $ 166,971
Professional Fees and Expenses                        51,109
Custodian Fees and Expenses                           43,482
Printing Expenses                                      8,301
Administrative Services Fee                            7,380
Amortization of Organization Expense                   3,979
Trustees' Fees and Expenses                            1,756
Insurance Expense                                      1,112
Fund Services Fee                                        738
Administration Fee                                       468
                                                   ---------
    Total Expenses                                   285,296
Less: Reimbursement of Expenses                      (62,269)
                                                   ---------
NET EXPENSES                                                     223,027
                                                               ---------
NET INVESTMENT INCOME                                            301,273
NET REALIZED LOSS ON
  Investment Transactions                           (244,504)
  Futures Contracts                                  (70,556)
  Foreign Currency Transactions                      (43,461)
                                                   ---------
    Net Realized Loss                                           (358,521)
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                         31,960
  Futures Contracts                                   22,641
  Foreign Currency Contracts and Translations         12,659
                                                   ---------
    Net Change in Unrealized Appreciation                         67,260
                                                               ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $  10,012
                                                               ---------
                                                               ---------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE ELEVEN      FOR THE FISCAL
                                                     MONTHS ENDED         YEAR ENDED
                                                   NOVEMBER 30, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        301,273    $       8,744,873
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions          (358,521)         213,363,881
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations                67,260         (110,222,023)
                                                   -----------------   -----------------
    Net Increase in Net Assets Resulting from
      Operations                                             10,012          111,886,731
                                                   -----------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            47,559,507          230,293,076
Withdrawals                                             (35,281,967)      (1,017,256,734)
                                                   -----------------   -----------------
    Net Increase (Decrease) from Investors'
      Transactions                                       12,277,540         (786,963,658)
                                                   -----------------   -----------------
    Total Increase (Decrease) in Net Assets              12,287,552         (675,076,927)
NET ASSETS
Beginning of Period                                      14,992,221          690,069,148
                                                   -----------------   -----------------
End of Period                                      $     27,279,773    $      14,992,221
                                                   -----------------   -----------------
                                                   -----------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                    FOR THE
                                                                  FISCAL YEAR
                                                     FOR THE         ENDED        FOR THE PERIOD
                                                      ELEVEN       DECEMBER       MARCH 28, 1995
                                                   MONTHS ENDED       31,        (COMMENCEMENT OF
                                                   NOVEMBER 30,   -----------   OPERATIONS) THROUGH
                                                       1998       1997   1996    DECEMBER 31, 1995
                                                   ------------   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                            0.87%(a) 0.88% 0.84%                0.90%(a)
  Net Investment Income                                   1.17%(a) 1.47% 1.65%                1.67%(a)
  Expenses without Reimbursement                          1.11%(a) 0.89% 0.84%                0.90%(a)
Portfolio Turnover                                          99%(b)   65%   57%                  36%(b)

------------------------
(a) Annualized.

(b) Not Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "portfolio") is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio. At a meeting on November 12, 1998, the trustees elected to change the portfolio's fiscal year end from December 31 to November 30.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $27,700, which were deferred and are amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency translations. At November 30, 1998, the portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       11/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Danish Krone 729,389, expiring 2/25/99...........  $  112,760    $  113,719    $         958
German Mark 1,555,554, expiring 2/25/99..........     914,118       923,730            9,612
Swiss Franc 198,720 for Swedish Krona 1,166,089,
 expiring 2/25/99................................     144,330       144,060             (270)
Swiss Franc 227,496 for British Pound 99,862,
 expiring 2/25/99................................     164,267       164,920              653

                                                   SETTLEMENT
SALES CONTRACTS                                      VALUE
-------------------------------------------------  ----------
British Pound 55,712, expiring 2/25/99...........  $   91,449   $   91,644    $        (195)

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

German Mark 882,346, expiring 2/25/99............     520,000      523,961           (3,961)
Norwegian Krone 766,032, expiring 2/25/99........     101,488      101,962             (474)
Swedish Krona 1,961,424, expiring 2/25/99........     243,178      242,771              407
Swiss Franc 68,121, expiring 2/25/99.............      48,955       49,384             (429)
                                                                              --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                             $       6,301
                                                                              --------------
                                                                              --------------

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At November 30, 1998, the portfolio had open futures contracts as follows:

      SUMMARY OF OPEN CONTRACTS AT NOVEMBER 30, 1998

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
Dax Index, expiring December 1998................              1    $      33,242    $       265,185
CAC 40 Index, expiring December 1998.............             13          (10,740)           451,527
IBEX Plus Index, expiring December 1998..........              3           12,423            190,909
                                                   --------------   --------------   ----------------
Totals...........................................             17    $      34,925    $       907,621
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT    DEPRECIATION      OF CONTRACTS
                                                   ---------------   --------------   ----------------
FTSE 100 Index, expiring December 1998...........               5    $      12,284    $       467,317
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.65% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the eleven months ended November 30, 1998, such fees amounted to $166,971.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the eleven months ended November 30, 1998, the fee for these services amounted to $468.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the eleven months ended November 30, 1998, the fee for these services amounted to $7,380.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio through April 30, 1999. For the eleven months ended November 30, 1998, J.P. Morgan has agreed to reimburse the portfolio $62,269 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after April 30, 1999 at the option of J.P. Morgan.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $738 for the eleven months ended November 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $160.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the eleven months ended November 30, 1998 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   -----------
$36,267,942.......  $25,442,784

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On December 12, 1997, the portfolio received a withdrawal request in the amount of $472,588,477. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized gain on transfer of the securities in the amount of $97,478,979.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The European Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The European Equity Portfolio (one of the portfolios comprising part of The Series Portfolio, hereafter referred to as the "portfolio") at November 30, 1998, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and for the year ended December 31, 1997 and the supplementary data for the eleven months then ended, for each of the two years ended December 31, 1997 and for the period March 28, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodians and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 19, 1999

J.P. MORGAN FUNDS

          PRIME MONEY MARKET FUND

          FEDERAL MONEY MARKET FUND

          TAX EXEMPT MONEY MARKET FUND

          SHORT TERM BOND FUND

          BOND FUND

          GLOBAL STRATEGIC INCOME FUND

          EMERGING MARKETS DEBT FUND

          TAX EXEMPT BOND FUND

          NEW YORK TAX EXEMPT BOND FUND

          CALIFORNIA BOND FUND: SELECT SHARES

          DIVERSIFIED FUND

          DISCIPLINED EQUITY FUND

          U.S. EQUITY FUND

          U.S. SMALL COMPANY FUND

          U.S. SMALL COMPANY OPPORTUNITIES FUND

          TAX AWARE U.S. EQUITY FUND: SELECT SHARES

          INTERNATIONAL EQUITY FUND

          EUROPEAN EQUITY FUND

          INTERNATIONAL OPPORTUNITIES FUND

          EMERGING MARKETS EQUITY FUND

          GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

J.P. MORGAN
EUROPEAN EQUITY FUND

ANNUAL REPORT
NOVEMBER 30, 1998